Exhibit 99.1

Joseph A. Hall +1 212 450 4565 joseph.hall@davispolk.com	Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017 davispolk.com

September 5, 2023

Re:	Grayscale Bitcoin Trust
File No. SR-NYSEArca-2021-90

Haoxiang Zhu, Director, Division of Trading and Markets

Megan Barbero, General Counsel

Vanessa Countryman, Secretary

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Dear Mr. Zhu, Ms. Barbero and Ms. Countryman:

On behalf of our client Grayscale Investments, LLC, sponsor of Grayscale Bitcoin Trust (BTC) (OTCQX:GBTC) (the “Trust”), we would appreciate the opportunity to meet with the staff of the Securities and Exchange Commission as soon as practical to discuss the way forward in view of recent developments in the Trust’s ongoing effort to convert to an exchange-traded product (“ETP”).

On June 29, 2022, the Commission disapproved a proposed rule change filed by NYSE Arca, Inc. pursuant to Section 19(b)(1) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and Rule 19b-4 thereunder seeking to list and trade shares of the Trust.1 Grayscale thereafter sought review of the Commission’s decision in the U.S. Court of Appeals for the D.C. Circuit pursuant to Section 25(a) of the Exchange Act, and on August 29, 2023 the Court of Appeals vacated the Commission’s disapproval order.2

After the Commission has had the opportunity to fully analyze the court’s opinion in light of the record, including the reasons for rejection set forth in the vacated order as well as the evidence and arguments put forward by Grayscale, NYSE Arca and public commenters, we believe the Commission should conclude that there are no grounds for treating the Trust differently from ETPs that invest in bitcoin futures contracts traded on the Chicago Mercantile Exchange (“CME”) whose Rule 19b-4 filings the Commission has previously approved, and therefore move expeditiously to approve the Trust’s Rule 19b-4 filing as well.3

If any other reason could be offered in attempting to differentiate spot bitcoin ETPs from bitcoin futures ETPs—whether based on the Exchange Act’s requirement that rules be “designed to prevent fraudulent and manipulative acts and practices”4 or otherwise—we are confident that it would have surfaced by now in one of the fifteen Commission orders that rejected spot bitcoin Rule 19b-4 filings even after bitcoin futures ETPs began trading.5 Grayscale first raised this issue almost two years ago (before all but one of these

[1]

See Order Disapproving a Proposed Rule Change, as Modified by Amendment No. 1, to List and Trade Shares of Grayscale Bitcoin Trust Under NYSE Arca Rule 8.201-E (Commodity-Based Trust Shares), Exchange Act Release No. 95180 (June 29, 2022), 87 Fed. Reg. 40299 (July 6, 2022) (SR-NYSEArca-2021-90) (“Grayscale Order”).

[2]	Grayscale Invs., LLC v. SEC, No. 22-1142 (D.C. Cir. Aug. 29, 2023).
[3]

E.g., Order Granting Approval of a Proposed Rule Change, as Modified by Amendment No. 2, to List and Trade Shares of the Teucrium Bitcoin Futures Fund Under NYSE Arca Rule 8.200-E, Commentary .02 (Trust Issued Receipts), Exchange Act Release No. 94620 (Apr. 6, 2022), 87 Fed. Reg. 21676 (Apr. 12, 2022) (SR-NYSEArca-2021-53).

[4]	15 U.S.C. § 78f(b)(5).
[5]

See Order Disapproving a Proposed Rule Change to List and Trade Shares of the VanEck Bitcoin Trust Under BZX Rule 14.11(e)(4), Commodity-Based Trust Shares, Exchange Act Release No. 93559 (Nov. 12, 2021), 86 Fed. Reg. 64539 (Nov. 18, 2021) (SR-CboeBZX-2021-019); Order Disapproving a Proposed Rule Change to List and Trade Shares of the WisdomTree Bitcoin Trust Under BZX Rule 14.11(e)(4), Commodity-Based Trust Shares, Exchange Act Release No. 93700 (Dec. 1, 2021), 86 Fed. Reg. 69322 (Dec. 7, 2021) (SR-CboeBZX-2021-024); Order Disapproving a Proposed Rule Change to List and Trade Shares of the Valkyrie Bitcoin Fund Under NYSE Arca Rule 8.201-E (Commodity-Based Trust Shares), Exchange Act Release No. 93859 (Dec. 22, 2021), 86 Fed. Reg. 74156 (Dec. 29, 2021) (SR-NYSEArca-2021-31); Order Disapproving a Proposed Rule Change to List and Trade Shares of the Kryptoin Bitcoin ETF Trust Under BZX Rule 14.11(e)(4), Commodity-Based Trust Shares, Exchange Act Release No. 93860 (Dec. 22, 2021), 86 Fed. Reg. 74166 (Dec. 29, 2021) (SR-CboeBZX-2021-029); Order Disapproving a Proposed Rule Change to List and Trade Shares of the First Trust SkyBridge Bitcoin ETF Trust Under NYSE Arca Rule 8.201-E, Exchange Act Release No. 94006 (Jan. 20, 2022), 87 Fed. Reg. 3869 (Jan. 25, 2022) (SR-NYSEArca-2021-37); Order Disapproving a Proposed Rule Change to List and Trade Shares of the Wise Origin Bitcoin Trust Under BZX Rule 14.11(e)(4), Commodity-Based Trust Shares, Exchange Act Release No. 94080 (Jan. 27, 2022), 87 Fed. Reg. 5527 (Feb. 1, 2022) (SR-CboeBZX-2021-039); Order Disapproving a Proposed Rule Change to List and Trade Shares of the NYDIG Bitcoin ETF Under NYSE Arca Rule 8.201-E (Commodity-Based Trust Shares), Exchange Act Release No. 94395 (Mar. 10, 2022), 87 Fed. Reg. 14932 (Mar. 16, 2022) (SR-NYSEArca-2021-57); Order Disapproving a Proposed Rule Change to List and Trade Shares of the Global X Bitcoin Trust Under BZX Rule 14.11(e)(4), Commodity-Based Trust Shares, Exchange Act Release No. 94396 (Mar. 10, 2022), 87 Fed. Reg. 14912 (Mar. 16, 2022) (SR-CboeBZX-2021-052); Order Disapproving a Proposed Rule Change, as Modified by Amendment No. 1, to List and Trade Shares of the ARK 21Shares Bitcoin ETF Under BZX Rule 14.11(e)(4), Commodity-Based Trust Shares, Exchange Act Release No. 94571 (Mar. 31, 2022), 87 Fed. Reg. 20014 (Apr. 6, 2022) (SR-CboeBZX-2021-051); Order Disapproving a Proposed Rule Change to List and Trade Shares of the One River Carbon Neutral Bitcoin Trust Under NYSE Arca Rule 8.201-E (Commodity-Based Trust Shares), Exchange Act Release No. 94999 (May 27, 2022), 87 Fed. Reg. 33548 (June 2, 2022) (SR-NYSEArca-2021-67); Order Disapproving a Proposed Rule Change to List and Trade Shares of the Bitwise Bitcoin ETP Trust Under NYSE Arca Rule 8.201-E (Commodity-Based Trust Shares), Exchange Act Release No. 95179 (June 29, 2022), 87 Fed. Reg. 40282 (July 6, 2022) (SR-NYSEArca-2021-89); Grayscale Order, supra note 1; Order Disapproving a Proposed Rule Change to List and Trade Shares of the WisdomTree Bitcoin Trust Under BZX Rule 14.11(e)(4), Commodity-Based Trust Shares, Exchange Act Release No. 96011 (Oct. 11, 2022), 87 Fed. Reg. 62466 (Oct. 14, 2022) (SR-CboeBZX-2022-006); Order Disapproving a Proposed Rule Change to List and Trade Shares of the ARK 21Shares Bitcoin ETF Under BZX Rule 14.11(e)(4), Commodity-Based Trust Shares, Exchange Act Release No. 96751 (Jan. 26, 2023), 88 Fed. Reg. 6328 (Jan. 31, 2023) (SR-CboeBZX-2022-031); Order Disapproving a Proposed Rule Change to List and Trade Shares of the VanEck Bitcoin Trust Under BZX Rule 14.11(e)(4), Commodity-Based Trust Shares, Exchange Act Release No. 97102 (Mar. 10, 2023), 88 Fed. Reg. 16055 (Mar. 15, 2023) (SR-CboeBZX-2022-035).

Securities and Exchange Commission

disapproval orders), explaining why a rejection of its Rule 19b-4 filing would not be justifiable once the Commission determined it was able to approve bitcoin futures ETPs under the controlling standard in Section 6(b)(5) of the Exchange Act.6

But now that the Court of Appeals has spoken, there is no available rationale that would distinguish a bitcoin futures ETP from a spot bitcoin ETP under the legal analysis previously adopted by the Commission in rejecting spot bitcoin ETPs. This is because, as the Commission has consistently explained:

[A]n exchange that lists bitcoin-based ETPs can meet its obligations under Exchange Act Section 6(b)(5) by demonstrating that the exchange has a comprehensive surveillance-sharing agreement with a regulated market of significant size related to the underlying or reference bitcoin assets.7

This is the test, and the Court of Appeals unequivocally determined that it is met:

Grayscale has demonstrated its proposed bitcoin ETP is materially similar, across relevant regulatory factors, to the approved bitcoin futures ETPs. First, the underlying assets—bitcoin and bitcoin futures—are closely correlated. And second, the surveillance sharing agreements with the CME are identical and should have the same likelihood of detecting fraudulent or manipulative conduct in the market for bitcoin and bitcoin futures.8

[6]

See Letter from Davis Polk & Wardwell LLP on behalf of Grayscale, submitted in connection with Exchange Act Release No. 93504 (Nov. 2, 2021), 86 Fed. Reg. 61804 (Nov. 8, 2021), to Vanessa Countryman, Sec’y, SEC (Nov. 29, 2021), https://www.sec.gov/comments/sr-nysearca-2021-90/srnysearca202190-9410842-262990.pdf.

[7]

Grayscale Order, supra note 1, at 3-4 (footnote omitted); see also, e.g., Order Disapproving a Proposed Rule Change, as Modified by Amendment No. 1, to Amend NYSE Arca Rule 8.201-E (Commodity-Based Trust Shares) and to List and Trade Shares of the United States Bitcoin and Treasury Investment Trust Under NYSE Arca Rule 8.201-E, Exchange Act Release No. 88284 (Feb. 26, 2020), 85 Fed. Reg. 12595 (Mar. 3, 2020) (SR-NYSEArca-2019-39), at 3; Order Setting Aside Action by Delegated Authority and Disapproving a Proposed Rule Change, as Modified by Amendments No. 1 and 2, to List and Trade Shares of the Winklevoss Bitcoin Trust, Exchange Act Release No. 83723 (July 26, 2018), 83 Fed. Reg. 37579 (Aug. 1, 2018) (SR-BatsBZX-2016-30), at 49-54, 49 n.202 (discussing previous Commission approvals of commodity-trust ETPs); Order Disapproving a Proposed Rule Change to List and Trade the Shares of the GraniteShares Bitcoin ETF and the GraniteShares Short Bitcoin ETF, Exchange Act Release No. 83913 (Aug. 22, 2018), 83 Fed. Reg. 43923 (Aug. 28, 2018) (SR-CboeBZX-2018-001), at 9-14, 9 nn.35-39 (discussing previous Commission approvals of commodity-futures ETPs).

[8]	Grayscale Invs., LLC v. SEC, supra note 2, slip op. at 11.

September 5, 2023	2

Securities and Exchange Commission

The Trust’s Rule 19b-4 filing has now been pending for nearly three times the length permitted for Commission action under Section 19(b) of the Exchange Act. NYSE Arca originally filed the Trust’s proposed rule change on October 19, 2021, and the Commission published it in the Federal Register on November 8, 2021, as required by Section 19(b)(1). Under Section 19(b)(2)(A)(i), publication started a 45-day clock for the Commission to approve or disapprove, or institute proceedings to determine whether to approve or disapprove. Section 19(b)(2)(A)(ii) gave the Commission power to extend this period by an additional 45 days, until February 6, 2022, and the Commission exercised that extension power on December 15, 2021. Thereafter, on February 4, 2022, the Commission instituted proceedings under Section 19(b)(2)(B), wherein the agency was obligated to approve or disapprove by May 7, 2022 (180 days after the original November 8, 2021 publication date), subject to an ability to extend the final deadline by up to 60 days. On May 4, 2022, the Commission fully extended its deadline, and on June 29, 2022, it disapproved the filing—a week shy of the maximum eight months allotted by Congress for final action.

And so the Commission’s review of the Trust’s Rule 19b-4 filing has now driven on significantly longer than the time allowed by Section 19(b). Per Section 19(b)(2)(D), a proposed rule change is deemed approved by the Commission if the agency does not issue an order one way or the other within the statutory timeframe. We question whether a disapproval order that is later vacated in full by the Court of Appeals can fulfill the Commission’s obligation to act within the timeframe needed to avoid deemed approval under Section 19(b)(2)(D). But assuming deemed approval does not apply—at least when the Commission promptly revisits the filing in light of the court’s reasoning—we believe the Commission should take three points into account as it considers next steps.

•

First, each day that passes without listing the Trust’s shares on NYSE Arca is another day when the Trust’s existing investors bear unjustified harm in the form of shares that trade at a substantial discount to net asset value. This harm could be avoided if the Trust were treated the same as the bitcoin futures ETPs whose Rule 19b-4 filings the Commission has already approved. Indeed, on the day the Court of Appeals announced its decision, the discount tightened by more than 600 basis points in anticipation of eventual Rule 19b-4 approval, representing more than $2 billion in value returned to investors in a single trading session—which even then was more than $3 billion below the Trust’s net asset value, where it would trade if it had approval to operate as an ETP.[9]

•

Second, U.S. investors seeking access to regulated bitcoin investment products should not be forced into less efficient and more complicated product structures simply because these are the only product types yet to gain Commission approval. Spot-based ETPs are strongly preferred by investors, as evidenced by their commercial success with other commodities like gold. Each day that passes, investors and spot bitcoin product issuers like Grayscale incur competitive harm by not benefiting from the treatment accorded to bitcoin futures ETPs—which, unlike Grayscale, can grow their assets under management using the time-tested ETP wrapper. As a concrete illustration of this harm, on the day of the Court of Appeals decision, a bitcoin futures ETP[10] benefited from net inflows representing an increase of more than 800% above its average daily net fund flows during the preceding 30-day period. It is more than reasonable to assume that the Trust would have attracted a substantial portion of this investment capital had it too been operating as an ETP on that day.

•	Third, in the past few weeks the Commission has received Rule 19b-4 filings relating to several proposed spot bitcoin ETPs, each of which seeks to compete with the Trust.[11] As noted in

[9]	Source: Bloomberg L.P.
[10]	ProShares Bitcoin Strategy ETF; source: Bloomberg L.P.
[11]

See Ark 21Shares Bitcoin ETF, File No. SR-CboeBZX-2023-028; Invesco Galaxy Bitcoin ETF, File No. SR-CboeBZX-2023-038; iShares Bitcoin Trust, File No. SR-NASDAQ-2023-016; Valkyrie Bitcoin Fund, File No. SR-NASDAQ-2023-019; VanEck Bitcoin Trust, File No. SR-CboeBZX-2023-040; WisdomTree Bitcoin Trust, File No. SR-CboeBZX-2023-042; Wise Origin Bitcoin Trust, File No. SR-CboeBZX-2023-044.

September 5, 2023	3

Securities and Exchange Commission

Grayscale’s comment letters responding to these filings,[12] the listing exchange in each proposes to enter into a surveillance-sharing agreement with a major U.S. spot bitcoin trading venue. Grayscale’s letters explain that the Commission’s prior bitcoin futures ETP approval orders make clear that a surveillance-sharing agreement with the CME alone is sufficient to satisfy Section 6(b)(5) for bitcoin futures ETPs. As a result, and following the reasoning of the Court of Appeals,[13] we believe the Commission may not now impose an additional, new requirement on spot bitcoin ETPs for a surveillance-sharing agreement with a spot bitcoin market.

The Trust is ready to operate as an ETP upon Commission approval. And so we hope you will agree that the best use of resources now is for the Commission to issue an order approving NYSE Arca’s Rule 19b-4 filing and authorize the staff to work with Grayscale and NYSE Arca to finalize the prompt listing of the Trust’s shares. We believe the Trust’s nearly one million investors deserve this fair playing field as quickly as possible.

We look forward to discussing the foregoing with the Commission and its staff. Please contact me at (212) 450-4565 or Hillary Coleman at (212) 450-4733.

Very truly yours,

Joseph A. Hall

cc:	Michael Sonnenshein, Chief Executive Officer, Grayscale Investments, LLC
Craig Salm, Chief Legal Officer, Grayscale Investments, LLC
Donald B. Verrilli, Jr., Munger, Tolles & Olson LLP
Hillary Coleman, Davis Polk & Wardwell LLP

[12]

E.g., Letter from Davis Polk & Wardwell LLP on behalf of Grayscale, submitted in connection with Exchange Act Release No. 97905 (July 13, 2023), 88 Fed. Reg. 46342 (July 19, 2023), to Vanessa Countryman, Sec’y, SEC (July 27, 2023), https://www.sec.gov/comments/sr-nasdaq-2023-016/srnasdaq2023016-236680-494302.pdf.

[13]

Grayscale Invs., LLC v. SEC, supra note 2, slip op. at 11 (“[T]he surveillance sharing agreements with the CME are identical and should have the same likelihood of detecting fraudulent or manipulative conduct in the market for bitcoin and bitcoin futures.”).

September 5, 2023	4